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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): AUGUST 8, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



       CALIFORNIA                             0-18225                        77-0059951
(State or other jurisdiction               (Commission                     (IRS Employer
      of incorporation)                    File Number)                  Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On August 8, 2000 Cisco Systems, Inc. (the "Registrant") reported its fourth quarter results for the period ending July 29, 2000. A copy of the press release issued by the Registrant on August 8, 2000 concerning the foregoing quarter results is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     On August 8, 2000 Registrant announced the departure of Don Listwin, Executive Vice President of Registrant's Corporate Marketing, Service Provider and Consumer Lines of Business. A copy of the press release issued by the Registrant on August 8, 2000 concerning the foregoing departure is filed herewith as Exhibit 99.2 and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CISCO SYSTEMS, INC.

Dated:  August 8, 2000                 By: /s/ DAN SCHEINMAN
                                          ------------------
                                           Dan Scheinman, Senior Vice President,
                                           Legal and Governmental Affairs


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                                  EXHIBIT INDEX

Exhibit
Number                                        Description of Document
-------                                       -----------------------
99.1        Press Release of Registrant, dated August 8, 2000, announcing Registrant's release of its fourth quarter results for the period ending July 29, 2000.

99.2        Press Release of Registrant, dated August 8, 2000, announcing the departure of Don Listwin,
            Vice President of Corporate Marketing, Service Provider and Consumer Lines of Business.


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